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                                                                    Exhibit 24.1


                          WESTLAKE CHEMICAL CORPORATION
                                POWER OF ATTORNEY

         WHEREAS, WESTLAKE CHEMICAL CORPORATION, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 (the "Form S-1"), and intends to file with the Commission amendments to the Form S-1, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith;

         NOW, THEREFORE, each of the undersigned, in his or her capacity as an officer and/or director of the Company, does hereby appoint Albert Chao, Ruth I. Dreessen and David R. Hansen and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as an officer and/or director of the Company, any and all amendments (including post-effective amendments) to the Form S-1, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney as of the 12th day of May, 2004.


/s/ Albert Chao                                    /s/ Wei Fong Chao
-----------------------------                      -----------------------------
Albert Chao                                        Wei Fong Chao
President and Chief Executive                      Director
Officer and Director


/s/ T. T. Chao                                     /s/ Dorothy C. Jenkins
-----------------------------                      -----------------------------
T. T. Chao                                         Dorothy C. Jenkins
Chairman of the Board                              Director


/s/ James Chao                                     /s/ George J. Mangieri
-----------------------------                      -----------------------------
James Chao                                         George J. Mangieri
Vice Chairman of the Board                         Vice President and Controller